Exhibit 99.2

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Advancing Science. Improving Connections. December 2022

Forward - Looking Statements The statements in this presentation may include forward - looking statements within the meaning of the private securities litigati on reform act of 1995. These statements, among other things relate to the future operations, opportunities or financial performance of Zyn erba pharmaceuticals, inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “ est imates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertaint y o f future events or outcomes to identify these forward - looking statements. Such statements are subject to numerous important factors, risks and unce rtainties that may cause actual events or results to differ materially from the company’s current expectations, including the following : t he company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the results, cost a nd timing of the company’s clinical development programs, including any delays to such clinical trials relating to enrollment or site initiati on; clinical results for the company’s product candidates may not be replicated or continue to occur in the company’s ongoing or planned clinical tri als in FXS, 22q, or ASD, or in any additional trials, and may not otherwise support further development in a specified indication or at a ll; the company’s planned reconnect trial may not be determined to be sufficient to support a submission for regulatory approval, including an nda or maa; actions or advice of the U.S. Food and drug administration and foreign regulatory agencies may affect the design, initiation, ti ming, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the company’s ability t o o btain and maintain regulatory approval for its product candidates, and the labeling under any such approval; the company’s expectations regardin g i ts ability to obtain and adequately maintain sufficient intellectual property protection for its product candidates. These and other ris ks are described in our filings with the securities and exchange commission, available at www.sec.gov. Any forward - looking statements that the co mpany makes in this presentation speak only as of the date of this presentation. The company assumes no obligation to update forwar d - l ooking statements whether as a result of new information, future events or otherwise, after the date of this presentation . December 2022 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 2 © 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. A ll other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners.

A different and exciting approach to Cannabidiol

An Orphan - Focused Neuropsychiatric, Biopharmaceutical Company Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 4 Permeation - enhanced Patent - protected through 2040 Pharmaceutically manufactured; THC free FIRST AND ONLY TRANSDERMAL CANNABIDIOL GEL One Phase 3 clinical program ongoing Two additional indications are Phase 3 ready LATE - STAGE PIPELINE Leadership expertise in transdermal delivery, rare diseases and specialty markets POSITIONED FOR SUCCESS A different and exciting approach to Cannabidiol December 2022

Benefits of Our Approach to Cannabidiol Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 5 FDA regulated Consistency of production Purity of ingredients No THC – not a scheduled drug by U.S. DEA Scalable production process PHARMACEUTICAL MANUFACTURING PHARMACEUTICAL DISPENSARY Ease of application for caregivers of patients with behavioral issues Minimizes GI side effects and reduces risk for liver toxicity Lower risk for drug/drug interactions Avoids conversion to THC in stomach TRANSDERMAL DELIVERY December 2022

Clinical Development Programs Fragile X Syndrome FXS 22q Deletion Syndrome 22q Autism Spectrum Disorder ASD

Overlap of Symptoms Across Conditions Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 7 Anxiety Seeks Isolation Social Avoidance Lack of Interaction Attention Deficits Irritability FXS 22q ASD December 2022

Fragile X Syndrome (FXS) Focused Clinical Pipeline Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 8 Preclinical Phase 1 Phase 2 Pivotal Market 22q Deletion Syndrome (22q) Autism Spectrum Disorder (ASD) Regulatory Filing U.S. Orphan Drug and Fast Track designations; EU Orphan Drug designation U.S. Orphan Drug designation; EU Orphan Drug designation Zygel TM (ZYN002 Cannabidiol Gel) Initiation of Phase 3 Trial Deferred December 2022

• Majority of treatment - emergent AEs (TEAEs) were mild or moderate • Most common Zygel - related • No clinically significant changes in vital signs or ECGs • No Zygel - related clinically significant changes in laboratory values, including liver function tests Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 9 Well - Tolerated Safety Profile December 2022

Fragile X Syndrome

~78K U.S. PATIENTS What is Fragile X Syndrome (FXS)? Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 11 • Leading known cause of inherited intellectual disability and autism spectrum disorder • Mutation of the FMR1 gene causes endocannabinoid system (ECS) dysregulation • Easily identified mutation manifests as multiple CGG repeats FMR1 (full mutation >200 repeats) • Resulting in cognitive, social, and behavioral symptoms • Behavioral Symptoms linked to deficiencies in the ECS WITH FXS EU/UK PATIENTS December 2022 U.S. & EU Orphan Drug Designation Granted for FXS

Poised for Success in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 12 Largest clinical trial ever conducted in children with FXS Extensive safety database Patients on drug for up to five years Statistically significant outcomes in children with complete methylation Lessons Learned from Previous Trials Improve Probability of Success in RECONNECT Pivotal Trial December 2022

Role of FMR1 Methylation in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 13 • FMR1 gene codes for production of FMRP* which is vital to synapse development • Methylation of the FMR1 gene plays a role in determining gene function • When methylation of the FMR1 gene silences the gene, no FMRP is produced: • Systems and processes affected by FMRP become dysregulated • ~60% of FXS patients are believed to be completely methylated • Completely methylated patients are the most severely impacted ~47K U.S. PATIENTS WITH COMPLETE METHYLATION EU/UK PATIENTS *RNA - binding protein that helps regulate synaptic development and plasticity December 2022

CONNECT - FX Trial Key Learning: Results with complete methylation of FMR1 gene Consistent Improvements Observed with Zygel vs. Placebo in Patients with Complete Methylation Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 14 PRIMARY ENDPOINT CAREGIVER REPORTED BEHAVIOR CHANGE CLINICIAN REPORTED BEHAVIOR IMPROVEMENTS CLINICALLY MEANINGFUL BEHAVIOR IMPROVEMENTS ABC - C FXS Social Avoidance Subscale Caregiver Global Impression of Change (ZYGEL vs Placebo) Clinical Global Impression of Improvement (anchored)** More Patients Achieved Meaningful Change (ZYGEL vs Placebo) Ad hoc analysis of 136 patients with complete methylation *Statistically significant , Not specific to Social Avoidance 40% median percent improvement in socially avoidant behaviors ( p =0.027*) SOCIAL INTERACTION 63% vs 37% ( p =0.005*) IRRITABLE/DISRUPTIVE BEHAVIORS 54% vs 33% ( p =0.027*) SOCIAL AVOIDANCE/ISOLATION 58% vs 46% ( p =0.195) OVERALL BEHAVIOR 61% vs 46% ( p =0.100) ANY IMPROVEMENT Zygel vs placebo 50% vs 36% ( p =0.128) SOCIAL AVOIDANCE (≥ 3 POINTS) 56% vs 37% ( p =0.030*) IRRITABILITY (≥ 9 POINTS) 37% vs 26% ( p =0.232) December 2022

Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 15 Clinically Meaningful Improvement a Achieved and Maintained in Patients with Complete Methylation b 0 10 20 30 40 50 60 70 80 90 100 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Cumulative Percentage of Patients Month Zygel (n=47) Placebo (n=49) Switch from Placebo to Zygel CONNECT - FX Double - Blind c a. Meaningful change in Social Avoidance: ≥3 - point improvement from baseline; maintained for ≥ 2 consecutive visits b. Patients matching primary efficacy population in RECONNECT c. ZYN2 - CL - 016 (CONNECT - FX) December 2022 ABC - C FXS Social Avoidance

CONNECT - FX Data Published in the Journal of Neurodevelopmental Disorders Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 16 December 2022 • “…ZYN002 was well tolerated in patients with FXS and demonstrated evidence of efficacy with a favorable benefit risk relationship in patients with ≥ 90% methylation of the FMR1 gene, in whom gene silencing is most likely, and the impact of FXS is typically most severe.” • “Thus, CONNECT - FX appears to provide evidence that identifies a biologically identifiable and clinically responsive population of patients affected by FXS who are defined by both full mutation and ≥ 90% methylation of the FMR1 gene.” The article can be accessed online at the Journal of Neurodevelopmental Disorders at https://rdcu.be/c0sKz .

Design Optimized from CONNECT - FX Trial Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 17 More patient and family friendly Extending trial to 18 - weeks Increased dosing option for individuals >50 kg Successful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylation December 2022

Confirmatory Pivotal Trial Design Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 18 Double - Blind, Placebo - Controlled Study: Initiated 18 weeks Zygel (n~100; 80*) 250 mg daily (≤30kg) 500 mg daily (>30kg) 750 mg daily (>50kg) (weight - based dose) Placebo (n~100; 80*) Mirrors Zygel administration *Patients with complete methylation of FMR1 gene Patients randomized (1:1) to receive either Zygel or placebo Open Label Extension (OLE): Ongoing 24 months All patients receive Zygel December 2022

Trial Objectives Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 19 Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale in patients who have complete (100%) methylation of their FMR1 gene • Change from baseline to end of treatment in: • ABC - C FXS Irritability subscale in patients who have complete methylation • ABC - C FXS Social Avoidance subscale among all randomized patients (complete and partial methylation) • Percent of patients: • With any improvement on the Caregiver Global Impression of Change (CaGI - C) for Social Interactions among patients with complete methylation • Rated as improved on the Clinical Global Impression - Improvement (CGI - I) scale among patients with complete methylation SECONDARY ENDPOINTS PRIMARY ENDPOINT December 2022

Next Steps in FXS Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 20 Continued RECONNECT pivotal trial enrollment Topline results expected in 2H 2023 November 2022

22q11.2 Deletion Syndrome (22q) Image courtesy Positive Exposure © 2016 Positive Exposure. All rights reserved. www.PositiveExposure.org . Eliza, living with 22q11.2 deletion syndrome

What is 22q11.2 Deletion Syndrome (22q)? Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 22 • Rare disorder and second most common genetic disorder, behind Down yndrome • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses and learning disabilities common • Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders • No drugs currently approved WITH 22q ~83K U.S. PATIENTS ~129K EU/UK PATIENTS December 2022

U.S. & EU ORPHAN DRUG DESIGNATION GRANTED FOR TREATMENT OF 22q Rationale for Zygel in 22q Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 23 • Overlapping symptoms with FXS and ASD • Associated with increased anxiety, irritability, social withdrawal and social interaction problems • Cannabidiol may treat neurop sychiatric symptoms due to activity as: • Modulator of ECS • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors December 2022

INSPIRE Phase 2 Trial Design Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 24 Period 1: Completed 14 weeks Zygel (n = 20) 250 mg daily (≤35kg) 500 mg daily (>35kg) (weight - based dose) Period 2: Completed 24 weeks Efficacy assessments include: (week 14 vs baseline) • Anxiety, Depression and Mood Scale (ADAMS) • Aberrant Behavior Checklist - Community (ABC - C) • Pediatric Anxiety Rating Scale - Revised (PARS - R) • Clinical Global Impression — Severity and Improvement (n = 13 of 17 Period 1 Completers) December 2022

• Statistically significant improvements at 14 weeks and 38 weeks of treatment compared to baseline for multiple efficacy assessments: • The total score and all five subscales of the Anxiety, Depression and Mood Scale (ADAMS) • All five subscales of the Aberrant Behavior Checklist – Community (ABC - C) • Pediatric Anxiety Rating Scale - Revised (PARS – R) • The majority of patients showed clinically meaningful improvements at week 14 as demonstrated by the Clinical Global Impression – Improvement (CGI - I) • Seventy - five percent of patients were rated by the clinicians as “improved”, “much improved” or “very much improved” • Nearly two - thirds (62.5%) of the patients being “much improved” or “very much improved” • Zygel was shown to be well tolerated over 38 weeks, and the safety profile was consistent with previously reported data from other Zygel clinical trials • Three patients reported treatment related adverse events which were all mild application site adverse events • Three patients experienced a serious adverse event unrelated to Zygel • One patient discontinued treatment due to adverse events not related to Zygel 25 Positive Topline Results from INSPIRE Trial Zynerba Pharmaceuticals | Advancing Science. Improving Connections. December 2022

26 Efficacy: Significant Improvement in Anxiety as Measured by the PARS - R 14.7 8.5 0 2 4 6 8 10 12 14 16 PARS - R score 40.6% ( P =.0005) Baseline (n=15) Week 14 (n=15) 15.3 7.4 0 2 4 6 8 10 12 14 16 PARS - R score 49.4% ( P =.0001) Baseline (n=11) Week 38 (n=11) The efficacy analysis for Period 1 included 15 patients for PARS - R (2 patients did not have valid assessments at Week 14). The efficacy analysis for Period 2 included 11 patients; One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion. Improvement Improvement • The PARS - R is a clinical interview that assesses symptoms of anxiety and generates a composite score for: • Overall frequency of anxiety symptoms • Overall severity of anxiety feelings • Overall avoidance of anxiety - provoking situations • Interference with family relationships and/or performance at home • Interference with peer and adult relationships and/or performance outside of home • At Baseline, patients had clinically significant moderate anxiety on average (PARS - R=15) • At Weeks 14 and 38, patients had improved to minimal to mild anxiety on average (PARS - R=5 - 10) Period 1 14 weeks Period 2 38 weeks Mean Scores and Percentage Improvement December 2022

27 Efficacy: Significant Improvements in ADAMS Total and Subscale Scores Mean Scores and Percentage Improvement Period 1 14 weeks 36.1 10.4 7.6 8.7 3.0 7.6 17.7 5.1 3.4 4.3 1.1 4.4 0 5 10 15 20 25 30 35 40 Baseline (n=16) Week 14 (n=16) ADAMS total and subscale scores 45.3% ( P =.0005) 43.6% ( P= .0005) 50.3% ( P= .0033) 64.0% ( P= .0037) 41.3% ( P= .0084) 38.2% ( P= .0032) Improvement 36.1 11.5 7.8 9.6 2.8 7.6 15.9 4.7 2.8 4.5 0.7 3.8 0 5 10 15 20 25 30 35 40 Baseline (n=11) Week 38 (n=11) 56.6% ( P =.0064) 55.1% ( P= .0009) 64.5% ( P= .0219) 81.4% ( P= .0124) 33.5% ( P= .0191) 54.4% ( P= ..0061) ADAMS total and subscale scores Period 2 38 weeks Improvement The efficacy analysis for Period 2 included 11 patients; One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion. Total Score and Obsessive/Compulsive Behavior N=10 as the score for one item was missing at Week 38 The efficacy analysis for Period 1 included 16 patients for ADAMS (1 patient did not have a valid assessment at Week 14). December 2022

28 Efficacy: Significant Improvements in All ABC - C Subscale Scores ABC - C subscale score 36.3% ( P =.0055) 18.3% ( P= .0166) 52.1% ( P= .0155) 16.5% ( P= .0091) 27.6% ( P= .011) 41.6% ( P =.0087) 63.3% ( P= .0028) 73.3% ( P= .0270) 48.1% ( P= .0232) 59.4% ( P= .0174) ABC - C subscale score Period 1 14 weeks Period 2 38 weeks Improvement Improvement Mean Scores and Percentage Improvement The efficacy analysis for Period 2 included 11 patients. One patient discontinued the trial prior to week 38 and one patient who completed Week 38 stopped drug prior to completion The efficacy analysis for Period 1 included 16 patients for ABC - C (1 patient did not have a valid assessment at Week 14). December 2022

Next Steps in 22q Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 29 Discuss regulatory pathway with FDA Initiate Phase 3 program after RECONNECT topline results December 2022

Autism Spectrum Disorder

Rationale for Zygel in Autism Spectrum Disorder (ASD) Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 31 • Results from FXS trials suggested spectrum of activity against behaviors also seen in ASD: irritability, social avoidance and anxiety • Studies suggested ASD is linked to disruption of the ECS • Altered anandamide* signaling may contribute to ASD - related social and communication impairments • The ECS modulates many cellular functions and molecular pathways altered in ASD • Cannabidiol may modulate the ECS and improve certain autism - related behaviors WITH ASD U.S. CHILDREN AND ADOLESCENTS ~1.4M * Anandamide is one of two primary endocannabinoids December 2022

BRIGHT Open - label Phase 2 Trial Design Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 32 Period 1 14 weeks 6 Zygel (n = 37) 250 mg daily (≤35kg) 500 mg daily (>35kg) (weight - based dose) Period 2 24 weeks 18 Patients with ≥ 35% improvement in Irritability at week 14 continued on Zygel December 2022

BRIGHT Phase 2 Trial Results: Period 1 Statistically Significant Results at Week 14 Compared to Baseline (Completers in Efficacy Population n=28 † ) Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 33 † n=26 for ABC - C inappropriate speech; *Statistically significant; Full data available in May 26, 2020 and October 15, 2020 pres s releases Irritability: 39% ( p <0.0001*) Inappropriate Speech: 43% ( p =0.0002*) Stereotypy: 39% ( p <0.0001*) Social Withdrawal: 36% ( p <0.0001*) Hyperactivity: 36% ( p <0.0001*) Atypical behavior: 34% ( p <0.001*) Communication: 20% ( p <0.001*) Peer interaction: 20% ( p <0.001*) Repetitive behavior: 33% ( p <0.001*) Social reciprocity: 11% ( p =0.0053*) Mean improvement:39% ( p <0.0001*) Behavioral: 69% improved Social: 63% improved Emotional: 72% improved Mean improvement: 46% ( p <0.0001*) Aberrant Behavior Checklist — Community ( ABC - C) subscales % improvement Qualitative Caregiver Behavioral Problems Survey % i mprovements Autism Parenting Stress Index Autism Impact Measure (AIM) % improvement Parent Rated Anxiety Scale for ASD (PRAS - ASD) December 2022

50% ( P< 0.0001 ) 61% ( P <0.0001) 60% ( P <0.0001) 53% ( P <0.0001) 56% ( P <0.0001) 0 5 10 15 20 25 30 35 40 Irritability Inappropriate Speech Stereotypy Social Withdrawal Hyperactivity ABC - C Subscale Score Mean Scores Baseline Week 14 Week 38 BRIGHT Period 2 Results: Statistically Significant Improvements from Baseline Sustained through Week 38 1 Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 34 ABC - C Irritability : Primary Endpoint to Support NDA Filing n=18 Lower values reflect improvement in each ABC - C subscale. *Same primary endpoint utilized in pivotal trials for two existing FDA approved ASD treatments 1 18 of 27 patients that completed week 14 demonstrated ≥35% improvement in the ABC - C at week 14 and were allowed to continue trea tment for additional 24 weeks. December 2022

ASD Current Status Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 35 Investigational New Drug (IND) submitted in 2022 and given clearance to proceed by FDA ASD is now third in priority and initiation of Phase 3 program is deferred at this time December 2022

Positioned for Success

Leadership Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 37 Armando Anido Chairman of the Board and CEO Terri B. Sebree President Jim Fickenscher CFO and VP, Corporate Development Paul Kirsch VP, Regulatory Affairs and Quality Assurance Joe Apostolico VP, Human Resources Terry Hurst GM, Zynerba Pharmaceuticals Pty Ltd (Australia) Stephen O’Quinn, PharmD VP, Medical Affairs Albert P. Parker Chief Legal Officer Brian Rosenberger VP, Commercial and Business Development Nancy Tich, Ph.D. VP, Clinical Ray Mannion VP, Manufacturing Carol O’Neill VP, Development December 2022

Financial Strength Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 38 CASH AND CASH EQUIVALENTS $55.9M as of September 30, 2022; expected to be sufficient to fund operations and capital requirements into Q1 2024 BALANCE SHEET CLEAN No debt, 47.1M shares outstanding (as of November 9, 2022) December 2022

A Year of Clinical Progress Ahead Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 39 Pivotal trial results expected in 2H 2023 Finalize regulatory pathway with FDA; Initiate Phase 3 after RECONNECT topline results IND submitted in 2022 and given clearance to proceed by FDA; initiation of Phase 3 program deferred December 2022

• Launch Zygel for FXS into a $1.9B+ U.S. market opportunity • Establish a fully integrated organization with U.S. commercial presence • Preparing for EU approval in FXS • Advance 22q and ASD Ph3 programs towards completion • Leader in transdermal cannabidiol delivery • Late - stage clinical company with multiple CNS programs, all in areas of high unmet need • Launch Zygel in FXS via strategic partners in EU and other Territories • Launch Zygel into additional multi - billion $ market of 22q • Optimize Zygel growth with additional synergistic indications • Accelerate further growth through complimentary asset licensing and acquisition …and Beyond Zynerba Today… …in 2025 Zynerba Vision for Future Growth Zynerba Pharmaceuticals | Advancing Science. Improving Connections. 40 • Launch Zygel for FXS into a $1.9B+ U.S. market opportunity • Establish a fully integrated organization with U.S. commercial presence • Prepare for EU approval in FXS • Advance 22q Ph3 program towards completion December 2022

A different and exciting approach to Cannabidiol

© 2022 Zynerba Pharmaceuticals, Inc. All rights reserved. NASDAQ ZYNE Thank you!